UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (date of earliest event reported):
May 31, 2007
INTERNATIONAL GAME TECHNOLOGY

(Exact name of registrant as specified in its charter)

Nevada	001-10684	88-0173041

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
9295 Prototype Drive, Reno, Nevada 89521

(Address of principal executive offices) (Zip Code)
(775) 448-7777

(Registrant’s telephone number, including area code)
not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
SIGNATURES

Item 8.01 Other Events.
This amendment to the Current Report on Form 8-K of International Game Technology (IGT) filed on June 4, 2007 is being furnished solely for the purpose of correcting the identification of the current members of IGT’s Compensation Committee. Item 8.01 of the 8-K is hereby amended to read as follows:
On May 31, 2007 the IGT Board of Directors made changes to the composition of its principal committees. The committees, as changed, are as follows:

Audit Committee Patti Hart (Chair) Richard Burt Leslie Heisz	Compensation Committee Frederick Rentschler (Chair) Patti Hart Robert Miller	Nominating and Corporate Governance Committee Leslie Heisz (Chair) Richard Burt Frederick Rentschler

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
INTERNATIONAL GAME TECHNOLOGY
Date: June 5, 2007

By:	/s/ David D. Johnson
	Name:	David D. Johnson
	Title:	Executive Vice President, General Counsel and Secretary